UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2020

Altaba Inc.

(Exact name of registrant as specified in its charter)

Delaware	811-23264	77-0398689
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

140 East 45th Street, 15th Floor, New York, New York	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 679-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

Altaba Inc. (the “Fund”) announced that, in connection with its previously announced Plan of Complete Liquidation and Dissolution, on January 13, 2020, the Fund began selling its remaining holdings of Alibaba Group Holding Limited’s American Depositary Shares (the “Alibaba Shares”), commencing with the sale on such date of 1,000,000 Alibaba Shares at an average price per Alibaba Share of $229.00 for total proceeds of $229 million. The Fund currently anticipates completing the sale of all of such Alibaba Shares in the coming days and intends to report its sales activity daily on its website, www.altaba.com. The actual timing, volume and prices of any such sales remain at the Fund’s discretion.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

This document contains forward-looking statements concerning the Fund’s intention to sell its remaining Alibaba Shares. Without limiting the foregoing, words or phrases such as “will likely result,” “are expected to,” “will continue,” “anticipate,” “estimate,” “project,” “believe,” “intend” or similar expressions are intended to identify forward-looking statements. These statements are not statements of historical facts and do not reflect historical information. Forward-looking statements are subject to numerous risks and uncertainties and actual results may differ materially from those statements. Such risks and uncertainties relate to, among other things, the ability of the Fund to sell the Alibaba Shares at times, in amounts and at prices consistent with the Fund’s intentions. Further information regarding the risks, uncertainties and other factors that could cause actual results to differ from the results in these forward-looking statements are discussed under the section “Risk Factors” in the proxy statement filed with the U.S. Securities and Exchange Commission on May 17, 2019, as supplemented. The forward-looking statements included in this document are made only as of the date hereof.

The Fund does not undertake any obligation to update or supplement such forward-looking statements to reflect events or circumstances after the date hereof, except as required by law. Because the Fund is an investment company, the forward-looking statements and projections in this press release are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTABA INC.

By:	/s/ Arthur Chong
Name:	Arthur Chong
Title:	General Counsel and Secretary

Date: January 13, 2020